SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 22, 2002

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of First Franklin Mortgage Loan Trust 2002-FF3 Mortgage Pass-Through Certificates, Series 2002-FF3, Class A1, Class A2, Class A-IO, Class M1, Class M2, Class M3 and Class B (the “Publicly-Offered Certificates”). The Publicly-Offered Certificates have been registered pursuant to the Securities Act of 1933, as amended (the “Act”) under a Registration Statement on Form S-3 (No. 333-92140) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

_______________________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

                       99.1                  Computational Materials. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

   CORPORATION

By:   /s/  Michael Hitzmann

       Name: Michael Hitzmann

       Title:   Vice President

Dated:  November 22, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]